UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 25, 1997




                           ASR INVESTMENTS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



          MARYLAND                      1-9646                   86-0587826
       ---------------            ---------------------    ---------------------
       (State or other            (Commission File No.)    (IRS Employer ID No.)
jurisdiction of incorporation)



               335 North Wilmot, Suite 250, Tucson, Arizona 85711
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


                                 (520) 748-2111
               Registrant's telephone number, including area code:
               ---------------------------------------------------


                                 Not Applicable
              -----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

                          ASR INVESTMENTS CORPORATION

                           Current Report on Form 8-K


ITEM 5.           OTHER EVENTS.

         ASR Investments Corporation (the "Company") has entered into agreements to acquire, subject to the satisfaction and waiver of certain terms and conditions, from independent third parties three apartment communities ("MTP Properties") containing a total of 900 units in the Dallas, Texas area. The sellers would contribute the properties to Hertage Communities L.P. of which the Company is the general partner. The Company would (i) assume or refinance mortgage debt totalling $18,035,000, (ii) issue 374,581 shares of the Company's common stock, (iii) issue limited partnership units in Heritage Communities L.P. that are convertible into 27,721 shares of the Company's common stock after one year, and (iv) pay $2,400,000 in cash to the sellers. Below is a description of the three apartment communities.

         Gentry Place. The Gentry Place Apartments, located in Grand Prairie, Texas (a suburb of Dallas, Texas), are comprised of 360 units built in 1984. The company anticipates completing the acquisition of the property by September, 1997. As of June 30, 1997, the Gentry Place Apartments had an average monthly rent of $568, or $.62 a square foot per month, and an average occupancy rate of 96%. The property's main competition for tenants comes from existing multifamily apartment projects in the surrounding Grand Prairie area of west Dallas. The Company plans to substantially improve the property by investing approximately $600,000 in improvements. These improvements include replacement of all roofs, replacing approximately 50% of the flooring, complete repaint of the property, installation of access gates and perimeter fencing and installation of ice makers in 100% of the units.

         Park on Preston The Park on Preston Apartments, located in Dallas, Texas, are comprised of 286 units built in 1983. The Company anticipates completing the acquisition of the property by September, 1997. As of June 30, 1997, the Park on Preston Apartments had an average monthly rent of $521, or $.82 a square foot per month, and an average occupancy rate of 95%. The property's main competition for tenants comes from existing multifamily apartment projects in the surrounding Plano area north of Dallas. The Company plans to substantially improve the property by investing approximately $600,000 in improvements. These improvements includes replacing approximately 50% of the flooring, complete repaint of the property, washer and dryer installation in approximately 50% of the units, and installation of ice makers in 70% of the units.

         Smith Summit. The Smith Summit Apartments, located in Mesquite, Texas (a suburb of Dallas, Texas), are comprised of 254 units built in 1983. The Company anticipates completing the acquisition of the property by September, 1997. As of June 30, 1997, the Smith Summit Apartments had an average monthly rent of $605, or $.63 a square foot per month, and an average occupancy rate of 96%. The property's main competition for tenants comes from existing multifamily apartment projects in the surrounding Mesquite area of east Dallas. The Company plans to substantially improve the property by investing approximately $250,000 in improvements. These improvements include replacing approximately 50% of the flooring, exterior paint touchup of the property, and installation of ice makers in 100% of the units.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION, AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED

                  Independent Auditors Report
                  Combined Historical Summary of Revenues and Certain Operating Expenses of MTP Properties for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited)
                  Notes to Combined Historical Summary of Revenues and Certain Operating Expenses of MTP Properties

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
ASR Investments Corporation:

   We have audited the accompanying combined historical summary of revenues and certain operating expenses (the "Summary") of the MTP Properties (as described in Note 2), for the year ended December 31, 1996. The Summary is the responsiblity of the management of the MTP Properties. Our responsibility is to express an opinion on the Summary based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

   The accompanying Summary was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for incorporation in ASR Investments Corporation's Registration Statement on Form S-3 as described in Note 1 to the Summary and is not intended to be a complete presentation of the MTP Properties' revenues and expenses.

   In our opinion, such Summary presents fairly, in all material respects, the combined revenues and certain operating expenses, as defined above, of the MTP Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Tucson, Arizona
August 27, 1997

                                 MTP PROPERTIES
                   COMBINED HISTORICAL SUMMARY OF REVENUES AND
                           CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     AND THE SIX MONTHS ENDED JUNE 30, 1997
                                 (IN THOUSANDS)

                                                          1996        1997
                                                         -------    -------
                                                                  (Unaudited)

     Rental income ..................................... $ 5,521    $ 2,833
     Other apartment operating income ..................     154         86
                                                         -------    -------
     Total revenue .....................................   5,675      2,919
                                                         -------    -------

     Certain Operating Expenses
       Operating and maintenance expenses ..............   2,007      1,029
       Real estate taxes and insurance .................     736        391
                                                         -------    -------
     Total certain operating expenses ..................   2,743      1,420
                                                         -------    -------
     Excess of revenue over certain operating expenses . $ 2,932    $ 1,499
                                                         =======    =======

              See accompanying notes to the historical summary of
                    revenues and certain operating expenses.

                                 MTP PROPERTIES
                NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUES
                         AND CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996
               AND THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


1. BASIS OF PRESENTATION

   The combined historical summary of revenues and certain operating expenses (the "Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission ("Rule 3-14"). The Summary reflects the historical revenues and certain operating expenses of the three apartment communities as listed in Note 2 (the "MTP Properties"). ASR Investments Corporation ("ASR") has entered into agreements to acquire the MTP Properties from unaffiliated third parties. In accordance with Rule 3-14, the Summary includes certain operating and maintenance costs, real estate taxes and insurance expenses, but excludes mortgage interest, depreciation and corporate expenses as they are dependent upon a particular owner, purchase price or other financial arrangement. Accordingly, the expenses reflected in the Summary may not be comparable to the expenses to be incurred by ASR in the operations of the properties. ASR is not aware of any material factors relating to the Winton Properties other than those set forth herein that would cause the Summary not to be indicative of the future operating results of the properties.

   In the opinion of management, the unaudited combined historical summary of revenues and certain operating expenses for the six months ended June 30, 1997 includes all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation for such period. These interim operating results are not necessarily indicative of the results that may be expected for the entire year.

   The Summary has been prepared on the accrual method of accounting. The apartment communities have operating leases with terms generally of one year or less. Rental income is recognized as earned.

2. MTP PROPERTIES

   Below is certain information relating to the MTP Properties:


          PROPERTY NAME                         LOCATION           NO. OF UNITS
-------------------------------           -------------------    --------------
Gentry Place...........................   Grand Praire, Texas          360
Park on Preson.........................   Dallas, Texas                286
Smith Summit...........................   Mesquite, Texas              254

3. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect some of the amounts reported in the consolidated financial statements. Actual results could differ from those estimates.

         (b)      PRO FORMA FINANCIAL STATEMENTS

                  Introduction
                  Unaudited Pro forma Financial Statements as of June 30, 1997 and for the year ended December 31, 1996 and the six months ended June 30, 1997
                  Notes to Unaudited Pro Forma Combined Financial Statements

                Unaudited Pro Forma Combined Financial Statements

   The following  unaudited pro forma combined income  statements give effect to
(a) the following transactions (collectively the "Previously Reported Transactions") that occurred during the period from April 1, 1997 to May 30, 1997: (i) the acquisition of the Winton Properties, (ii) the acquisition of Winton & Associates, (iii) the acquisition of Pima Mortgage Limited Partnership and Pima Realty Advisors, Inc. (the "Pima Entities"), (iv) the acquisition of London Park Apartments, (v) the acquisition of the remaining 85% interest in La Privada Apartments L.L.C. and the related sale of the interests in the other five joint ventures, (vi) the acquisitions of Ivystone/Woodsedge Apartments and The Court Apartments, and (vii) the issuance of 187,847 shares of Common Stock for cash in April and May; and (b) the pending acquisition of three apartment communities (the "MTP Properties") from a group of independent third parties. The pro forma combined income statements for the year ended December 31, 1996 and the six months ended June 30, 1997 have been prepared as if the Previously Reported Transactions and the acquisition of the MTP Properties had been consummated as of January 1, 1996. The pro forma combined balance sheet as of June 30, 1997 gives effect to the acquisition of the MTP Properties and has been prepared as if the acquisition had occurred on June 30, 1997. Adjustments necessary to reflect these assumptions and to restate the historical combined financial statements are presented in the Pro Forma Adjustments columns and are described in the Notes thereto.

   The historical financial information for the Company is derived from the audited consolidated financial statements of the Company as of and for the year ended December 31, 1996 and the unaudited consolidated financial statements as of and for the six months ended June 30, 1997. The historical financial information for the properties and entities acquired is derived from unaudited financial statements of the properties or entities, as adjusted to reflect certain preacquisition transactions.

   The unaudited pro forma combined financial statements are not necessarily indicative of what the actual financial position would have been at June 30, 1997 or the actual results of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 had the acquisitions occurred on the assumed dates described above, nor does it purport to present the future financial position or results of operations of the Company.

Unaudited Proforma Combined Balance Sheet As of June 30, 1997                                  08/27/97
    (In thousands except for per share data)


                                                        ASR         MTP    Pro Forma          Pro Forma
                                                 Historical  Properties  Adjustments           Combined
                                                 ----------  ----------  -----------           --------
                            ASSETS

Real Estate Investments
Properties, net of depreciation                   $ 188,487   $  25,792    $   3,604    (A)   $ 217,883
Construction in progress                             20,368                                      20,368
Land held for investment                                925                                         925
Other real estate                                       565                                         565
                                                  ---------   ---------    ---------          ---------
Total real estate investments                       210,345      25,792        3,604            239,741
Restricted cash and deferred loan cost                7,770         641          300    (B)       8,711
Cash                                                 17,701                   (3,391)   (C)      14,310
Goodwill                                              1,391                                       1,391
Other assets                                          1,953                                       1,953
                                                  ---------   ---------    ---------          ---------
                                                  $ 239,160   $  26,433   $     513           $ 266,106
                                                  =========   =========   =========           =========

                     LIABILITIES & EQUITY
Liabilities
Real estate loans                                 $ 128,340   $  18,035                       $ 146,375
Construction loan payable                            12,761                                      12,761
Securities deposits and deferred rental income        1,730                                       1,730
Other liabilities                                     7,026                                       7,026
                                                  ---------   ---------                       ---------
Total liabilities                                   149,857      18,035                         167,892
Stockholders' Equity                                 89,303       8,398    $     513    (D)      98,214
                                                  ---------   ---------    ---------          ---------
Total liabilities and
  Stockholders'  Equity                           $ 239,160   $  26,433    $     513          $ 266,106
                                                  =========   =========    =========          =========

Outstanding common shares and LP Units                5,381                                       5,781
                                                  =========                                   =========
Book value per share (M)                          $   16.60                                   $   16.99
                                                  =========                                   =========

See Notes to Unaudited Pro Forma Combined Financial Statements.

Unaudited Pro Forma Combined Income Statement for Year Ended December 31, 1996
    (In thousands except for per share data)

                                                         Previously
                                                  ASR      Reported          MTP    Pro Forma       Pro Forma
                                           Historical  Transactions   Properties  Adjustments        Combined
                                           ----------  ------------   ----------  -----------        --------
Real Estate Operations
Rental income                                $ 14,581    $ 21,169        $ 5,675                    $  41,425
Property management fees                                    1,859                    ($ 1,103) (E)        756
Commission & other income                                      34                                          34
                                             --------    --------        -------      -------       ---------
Total real estate income                       14,581      23,062          5,675       (1,103)         42,215
                                             --------    --------        -------      -------       ---------
Operating & maintenance                        (5,404)     (8,620)        (2,007)       1,103  (E)    (14,928)
Real estate taxes & insurance                  (1,451)     (2,558)          (736)                      (4,745)
Interest expense                               (4,348)                                 (7,850) (J)    (12,198)
Depreciation and amortization                  (2,819)                                 (6,060) (I)     (8,879)
                                             --------    --------        -------      -------       ---------
Total Operating Expenses                      (14,022)    (11,178)        (2,743)     (12,807)        (40,750)
                                             --------    --------        -------      -------       ---------
Real estate operating income                      559      11,884          2,932      (13,910)          1,465
                                             --------    --------        -------      -------       ---------
Mortgage Asset Income
Prospective yield income                        2,630                                     193  (F)      2,823
Income from redemptions and dale                9,461                                                   9,461
Interest expense                                 (181)                                                   (181)
                                             --------                                 -------       ---------
Income from mortgage assets                    11,910                                     193          12,103
                                             --------                                 -------       ---------
Other Income & Expense
Amortization of goodwill                                                                  (70) (H)        (70)
Management fees                                               575                        (575) (F)          0
Interest and other income (expense), net         (425)         70                        (760) (G)     (1,115)
Administrative expenses                        (3,203)       (593)                        638  (F)     (3,158)
                                             --------    --------                     -------       ---------
Other income & expense                         (3,628)         52                        (767)         (4,343)
                                             --------    --------                     -------       ---------

Net Income                                   $  8,841    $ 11,936        $ 2,932     ($14,484)      $   9,225
                                             ========    ========        =======      =======       =========

Net Income per share                         $   2.80                                               $    1.60
                                             ========                                               =========
Dividends declared per share                 $   2.00                                               $    2.00
                                             ========                                               =========

Weighted Average common shares O/S              3,153                                                   5,781
                                             ========                                               =========

See Notes to Unaudited Pro Forma Combined Financial Statements.

Unaudited Pro Forma Combined Income Statement for Six Months Ended June 30, 1997
    (In thousands except for per share data)

                                                            Previously
                                                    ASR       Reported            MTP        Pro Forma          Pro Forma
                                             Historical   Acquisitions     Properties      Adjustments           Combined
                                             ----------   ------------     ----------      -----------           --------
Real Estate Operations
Rental income                                   $10,888         $7,002          2,919                             $20,809
Property management fees                                           520                           ($400)  (E)          120
Commission & other income                                            2                                                  2
                                                -------         ------          -----           ------            -------
Total real estate income                         10,888          7,524          2,919             (400)            20,931
                                                -------         ------          -----           ------            -------
Operating & maintenance                          (3,991)        (2,786)        (1,029)             400   (E)       (7,406)
Real estate taxes & insurance                    (1,149)          (876)          (391)                             (2,416)
Interest expense                                 (3,377)                                        (2,785)  (J)       (6,162)
Depreciation and amortization                    (2,032)                                        (2,329)  (I)       (4,361)
                                                -------         ------          -----           ------            -------
Total operating expenses                        (10,549)        (3,662)        (1,420)          (4,714)           (20,345)
                                                -------         ------          -----           ------            -------
Real estate operating income                        339          3,862          1,499           (5,114)               586
                                                -------         ------          -----           ------            -------
Gain on sale of real estate                         474                                                               474
                                                -------                                                           -------
Mortgage Asset Income
Prospective yield income                            588                                             52   (F)          640
Income from redemptions and sale                 16,650                                                            16,650
Interest expense                                    (25)                                                              (25)
                                                -------                                         ------            -------
Income from mortgage assets                      17,213                                             52             17,265
                                                -------                                         ------            -------
Other Income & Expense
Amortization of goodwill                            (12)                                           (24)  (H)          (36)
Management fees                                                    219                            (219)  (F)            0
Interest and other income (expense), net            307            108                            (227)  (G)          188
Administrative expenses                          (1,932)           (52)                            107   (F)       (1,877)
Acquisition-related expense                      (6,215)                                                           (6,215)
                                                -------         ------                          ------            -------
Other income & expense                           (7,852)           275                            (363)            (7,940)
                                                -------         ------                          ------            -------

Net Income                                      $10,174         $4,137         $1,499          ($5,425)           $10,385
                                                =======         ======          =====           ======            =======

Net Income per share                              $2.58                                                             $1.80
                                                  =====                                                             =====
Dividends declared per share                      $1.00                                                             $1.00
                                                  =====                                                             =====

Weighted average common shares outstanding        3,938                                                             5,781
                                                  =====                                                             =====

See Notes to Unaudited Pro Forma Combined Financial Statements.

Notes to Unaudited Pro Forma Combined Financial Statements

Pro Forma Combined Balance Sheet Adjustments as of June 30, 1997

(A) The pending acquisition of the MTP Properties would be accounted for as a purchase in accordance with generally accepted accounting principles and accordingly, the properties and liabilities acquired are presented at the estimated fair values. The common stock of the Company and the limited partnership units (LP Units) of Heritage Communities L.P. are valued at $22.25 per share, the price agreed to between the Company and the sellers. The pro forma adjustments are as follows (in thousands):


         Purchase of properties............................  $29,346
         Estimated closing costs...........................       50
         Less: historical carrying value of the properties.  (25,792)
                                                             -------
                   Increase in real estate.................  $ 3,604
                                                             =======


(B)      To reflect the estimated loan assumption or origination costs.

(C)      To reflect the estimated cash used for the acquisition (in thousands):

         Cash paid to sellers............................    $ 2,400
         Estimated closing costs.........................         50
         Estimated mortgage loan costs...................        300
         Loan escrow deposits............................        641
                                                             -------
                  Decrease in cash.......................    $ 3,391
                                                             =======

(D) To reflect the excess of the fair value of the common stock of the Company and LP Units issued over the historical carrying value of the equity in the properties (in thousands):

         Fair value of common stock and LP Units issued...   $ 8,911
         Less historical carrying value of equity.........    (8,398)
                                                             -------
                  Increase in stockholders equity.........   $   513
                                                             =======

Pro Forma Combined Income Statements Adjustments for the Year Ended December 31, 1996 and the Six Months Ended June 30, 1997

(E) Winton & Associates provided property management services relating to the Winton Properties, and Pima Realty provided property management services on the Company's properties. The adjustments to eliminate the property management fees previously charged are as follows (in thousands):

                                                         1996              1997
                                                        ------            ------
Pima Realty ................................            $  472            $  190
Winton & Associates ........................               631               210
                                                        ------            ------
                                                        $1,103            $  400
                                                        ======            ======

(F) Pima Mortgage provided advisory and bond administration services to the Company on a fee basis pursuant to a management agreement. The Company has entered into employment agreements with the three officers of the corporate partners of Pima Mortgage. The Company expects to eliminate the expenses incurred by Pima Mortgage (consisting of salaries to the officers of the corporate partners) offset by costs incurred by the Company under the employment agreements. The adjustments to reflect elimination of the advisory and bond administration fees, elimination of the Pima Mortgage expenses, and the addition of salaries to be paid by the Company are as follows (in thousands):


                                                                1996       1997
                                                               -----      -----
Elimination of bond administration fees expense ..........     $ 193      $  52
                                                               =====      =====
Elimination of management fee income
 Bond administration fee income ..........................     ($193)     ($ 52)
Management fee income ....................................      (382)      (167)
                                                               -----      -----
  Total ..................................................     ($575)     ($219)
                                                               =====      =====
Elimination of management fees expense and
 addition of salary expense
 Elimination of management fee expense ...................     $ 382      $ 167
Elimination of Pima Mortgage salary expenses .............       593         52
Addition of salaries under employment agreements .........      (337)      (112)
                                                               -----      -----
  Reduction in operating expenses ........................     $ 638      $ 107
                                                               =====      =====

(G) To eliminate interest and dividend income on certain assets of the Pima Entities not acquired by the Company and to reduce the Company's interest income to reflect cash used in the Transactions (in thousands).

                                                                1996        1997
                                                                ----        ----
Elimination of the Pima Entities' income ...............        $ 70        $ 12
Reduction of the Company's interest income .............         690         215
                                                                ----        ----
  Reduction of other income ............................        $760        $227
                                                                ====        ====

(H) To amortize the recorded purchase price of Winton & Associates over a 20-year period.

(I) Increase in depreciation and amortization charges to reflect depreciation and amortization based on ASR's acquisition costs calculated utilizing an estimated life of 27.5 years on the property, seven years on personal property and improvements, and the remaining life on loan costs. The acquisition costs are allocated 15% to land and 85% to buildings and improvements in accordance with ASR's estimated allocations.

The resulting pro forma depreciation and amortization expense is (in thousands):


                                                          1996             1997
                                                         ------           ------
Previously Reported Transactions..............           $4,860           $1,729
MTP Properties................................            1,200              600
                                                         ------           ------
  Total Pro Forma ............................           $6,060           $2,329
 Adjustment
                                                         ======           ======

(J) The pro forma adjustments to the interest expense reflecting mortgage loans obtained or assumed are as follows (in thousands):


                                                            1996           1997
                                                           ------         ------
Previously Reported Transactions..................         $6,408         $2,071
MTP Properties....................................          1,442            714
                                                           ------         ------
  Total ..........................................         $7,850         $2,785
                                                           ======         ======

         (c)      EXHIBITS

        Exhibit No.      Description of Exhibit
        -----------      ----------------------

            2(e) Exchange and Contribution Agreement by and among Merit Preston Park Apartments Limited Partnership, MTP, Inc. ASR Investments Corporation, Heritage SGP Corporation, and Heritage Communities L.P.

            2(f) Addendum to the Exchange and Contribution Agreement by and among Merit Preston Park Apartments Limited Partnership, MTP, Inc., ASR Investments Corporation, Heritage SGP Corporation, and Heritage Communities L.P.


            2(g) Exchange and Contribution Agreement by and among Gentry Place Apartments Limited Partnership, MTP, Inc., ASR Investments Corporation, Heritage SGP Corporation, and Heritage Communities L.P.


            2(h) Addendum to the Exchange and Contribution Agreement by and among Gentry Place Apartments Limited Partnership, MTP, Inc., ASR Investments Corporation, Heritage SGP Corporation, and Heritage Communities L.P.

            2(i) Exchange and Contribution Agreement by and among Smith Summit Apartments Partnership, Lincor/Smith Summit Apartments Limited Partnership, 3636 Colorado, Inc., ASR Investments Corporation, Heritage SGP Corporation, and Heritage Communities L.P.

                                   **********

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ASR INVESTMENTS CORPORATION



                                        By:    /s/ Joseph Chan
                                           -------------------------------------
                                        Name:  Joseph Chan
                                        Its:   Executive Vice President, Chief
                                               Operating Officer, Secretary and
                                               Treasurer


August 28, 1997